SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
BELLICUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 14, 2017.

BELLICUM PHARMACEUTICALS, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	April 17, 2017
Date: June 14, 2017 Time: 10:00 AM CDT
	Location:	Bellicum Pharmaceuticals, Inc.
2130 West Holcombe Blvd., Suite 800
Houston, TX 77030
BELLICUM PHARMACEUTICALS, INC. 2130 W. HOLCOMBE BLVD., SUITE 800 HOUSTON, TX 77030
You are receiving this communication because you hold shares of the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT			FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow ð XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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	1) BY INTERNET:	www.proxyvote.com
	2) TELEPHONE:	1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ð XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR all nominees for director listed below:
1.	Election of directors
Nominees:
01) Richard A. Fair
02) Reid M. Huber, Ph. D.
03) James M. Daly

The Board of Directors recommends that you vote FOR the following proposals:
2.
Approval of the Company's 2014 Equity Incentive Plan (the "Plan"), as amended, to, among other things, increase the shares of common stock authorized for issuance under the Plan by 3,100,000 shares and eliminate the current provision in the Plan that permits the Board to reprice stock options without stockholder approval.

3.	Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

Note: In their best judgment, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made but the card is signed, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2 and 3.